Finding Beaten Down Stocks Set to Go Higher

By TradingMarkets Research

Gabriel Wisdom is Managing Director of American Money Management, and President of AMM Funds, and a portfolio manager of the Fallen Angels Value Fund (FAVLX), and the Fallen Angels Income Fund (FAINX). He utilizes a value and momentum strategy based on fundamental, technical, and sentiment indicators. Gabe's views regarding business, investments, and markets are regularly broadcast on national radio, and are archived at businesstalkradio.net.

Fallen Angels is an old Wall Street term to describe stocks and bonds that have declined in price, but should rise again. Through a combination of fundamental and technical analysis, bargain hunting investors should prosper into the next cycle.

It's been said that you make your money in bear markets, but you don't know it at the time. This speaks to the importance of having a reasonable time frame so that our Fallen Angels selections can grow and compound wealth through dividend reinvestment, return on equity, revenue and earnings growth.

With that said, here are three simple criteria that I apply to select beaten down stocks that have a good chance of rising again.

You make your money in bear markets, but you don't know it at the time

Through a combination of fundamental and technical analysis, bargain hunting investors should prosper into the next cycle. To avoid some of the common pitfalls of traders and value investors, we've outlined a simple three step process for finding bargains.

1. Put time on your side

This speaks to the importance of having a reasonable time frame so that selected bargains can grow and compound wealth through dividend reinvestment, return on equity, revenue and earnings growth. Time arbitrage is the term used to describe a patient approach for buying high quality at sale prices. Eventually, the quoted share price and the issues of rising intrinsic value converge.

2. They've fallen, and they can get up

Not all securities that have fallen are capable of rising again. It's essential that a potential investment you're considering have revenue and earnings growth, or at the very minimum, a temporary interruption in earnings growth. Some fundamentals are more important that others.

Revenue growth is most important, along with a high return on equity. While earnings may fall or temporarily disappear, if you insist on three-year revenue growth of 10% or greater as a selection criteria, you've narrowed your list to securities that have good odds for prospering again in the future.

Unlike earnings, it's harder for management to manipulate revenue. And, as a general rule, companies with revenue growth can usually figure out a way to become profitable again. Sales is the life blood of every business, and revenue is how we measure the pulse.

3. A bird in the hand, and perhaps two in the bush

Insist on a dividend while you're waiting for appreciation.

Experience confirms that dividend yields play a crucial role in generating investor's returns. Our research indicates that the deepest discounts are to be found among income oriented securities.

Dividend paying stocks with strong prospects for continued dividend increases, along with depressed income oriented closed-end funds (8% to 12% current yields), and preferred stocks (7% to 12% current yields) are among the best values today. Over time, dividends have provided a meaningful advantage for both growth and income oriented investors.

Consider this chart of the IShares Select Dividend ETF (DVY) with a 4% current dividend yield generated from a portfolio of companies that have generous dividend policies (a bird in the hand). If prices return to more normal levels, there's substantial appreciation potential (two in the bush). Should prices fall further, your prospects for breaking even increase with every dividend paid.

95% of the market's returns came from dividends

Research conducted by John Bogle and Vanguard (Bogle Financial Markets Center), presented in the Journal of Indexes, concluded that dividend income has accounted for between 50 percent to 75 percent of the real annual returns of the stock market. For example, an investment of $10,000 in the S&P 500 at it's inception in 1926 with all dividends reinvested, would have grown to approximately $33,100,000 by September 2007 (including the pre-1957 S&P 90).

If dividends had not been reinvested, the original $10,000 invested in 1926 would have grown to just over $1,200,000...an absolutely amazing gap of $32 million. In other words, over the last 81 years, reinvested dividend income produced approximately 95% of the compound return earned by public companies in the S&P 500!! In range bound markets like those we've experienced for the past 8 years, owners of Index related funds have little to celebrate. "Buy and Hold" Investors in the Dow 30, or S&P 500 are approximately where they were at the beginning of 2000.

Before investing, consider the fund's investment objectives, risks, charges and expenses. Contact AMM Funds at fallenangelsfunds.com for a prospectus containing this information. Read it carefully.